[PHOTO OMITTED]

The
Gabelli
Global
Telecommunications
Fund


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1998

                                [GRAPHIC OMITTED]

                   The Gabelli Global Telecommunications Fund
                              Third Quarter Report
                               September 30, 1998

                                      ****

             Morningstar rated The Gabelli Global Telecommunications Fund 4 stars overall and for the three year period ended 9/30/98 among 2678 domestic equity funds.


To Our Shareholders,

      In the third quarter of 1998, telecommunications stocks held up relatively well in the midst of a global stock market rout. Technological advances, benign worldwide regulatory policies and expectations for ongoing consolidation in the industry helped the group swim against the prevailing market tides.

Investment Performance

      For the third quarter ended September 30, 1998, The Gabelli Global Telecommunications Fund's (the "Fund") net asset value declined 10.7%. The Lipper Analytical Services Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index declined 15.3% and 6.7%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. Over the trailing twelve month period, the Fund was up 13.7%. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index rose 3.7% and 19.0%, respectively, over the same twelve month period. Since inception on November 1, 1993 through September 30, 1998, the Fund has a total return of 80.1%, which equates to an average annual return of 12.7%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

---------------------------------------------------------------------------------------------------------------
                                                                      Quarter
                                                     ----------------------------------------
                                                       1st         2nd        3rd        4th          Year
                                                     ------     ------      ------     ------        ------
1998:    Net Asset Value.......................      $15.91     $16.22      $14.48         --            --
         Total Return..........................       19.4%       1.9%      (10.7)%        --            --
---------------------------------------------------------------------------------------------------------------
1997:    Net Asset Value.......................      $11.29     $13.17      $14.22     $13.32        $13.32
         Total Return..........................        0.1%      16.7%        7.9%       4.6%         31.9%
---------------------------------------------------------------------------------------------------------------
1996:    Net Asset Value.......................      $11.72     $12.16      $11.73     $11.28        $11.28
         Total Return..........................        5.4%       3.8%       (3.5)%      3.3%          9.0%
---------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value.......................       $9.77     $10.29      $11.12     $11.12        $11.12
         Total Return..........................        0.4%       5.3%        8.1%       1.6%         16.2%
---------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value.......................       $9.68      $9.62      $10.38      $9.73         $9.73
         Total Return..........................       (5.1)%     (0.6)%       7.9%      (5.3)%        (3.7)%
---------------------------------------------------------------------------------------------------------------
1993:    Net Asset Value.......................          --         --          --     $10.20        $10.20
         Total Return..........................          --         --          --       3.0%(b)       3.0%(b)
---------------------------------------------------------------------------------------------------------------


----------------------------------------------
Average Annual Return - September 30, 1998 (a)
----------------------------------------------
1 Year................................   13.7%
3 Year................................   16.7%
Life of Fund (b)......................   12.7%
----------------------------------------------

                    Dividend History
--------------------------------------------------------
Payment (ex) Date    Rate Per Share   Reinvestment Price
-----------------    --------------   ------------------
December 30, 1997        $1.550             $13.28
December 31, 1996        $0.840             $11.28
December 29, 1995        $0.182             $11.12
December 30, 1994        $0.095             $ 9.73
December 31, 1993        $0.102             $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on November 1, 1993. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

Industry Allocation

      The accompanying chart depicts the Fund's holdings by industry sector as of September 30, 1998. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.


 [The following information was depicted as a pie chart in the printed material]

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/98

                     United States                  54.2%
                     Europe                         18.7%
                     Asia/Pacific Rim                5.7%
                     Canada                          7.6%
                     Latin America                   3.7%
                     Cash                           10.1%

[The following information was depicted as a pie chart in the printed material]

                     HOLDINGS BY INDUSTRY SECTOR - 9/30/98

                     Networks                       21.8%
                     Cable/Media                    16.4%
                     Regional Providers             15.7%
                     Long Distance                   5.6%
                     Equipment                       3.4%
                     Alternative Providers           0.9%
                     Business Services               0.2%
                     Cash                           10.1%
                     Wireless/Satellite             25.9%

COMMENTARY

Through the Looking Glass

      What do investors see as they peer through the looking glass? Like Alice after she has eaten the mushroom, is the market still shrinking or ready to grow? Should savvy investors be heading through the keyhole or smiling like the Cheshire cat? What do we see happening in the stock market Wonderland?

      Equity valuations pivot on the outlook for earnings and on the multiple accorded those earnings. The earnings picture has been muddied by global economic turmoil. However, we continue to believe that on a longer term secular basis, U.S. corporations should grow earnings at high single digit rates. In light of this favorable long term secular earnings forecast and the positive outlook for inflation and interest rates, we believe at current prices, most stocks are now quite reasonably valued. So, going forward, we believe the outlook for equity owners is favorable.

The Four M's

      In the third quarter of 1998, consumers and investors focused on the Four
M's:

    Market

    McGwire

    Monica

    Meriwether

M as in Market

      The sharp crack in U.S. equities during the third quarter raises several questions. Will the economy be impacted either through a reduction in consumer spending or a cutback in corporate expenditures? Since the U.S. economy has been the engine of global growth, will a slowdown accentuate a global spiral?

      Our answer to the first is, yes, lower spending by consumers and corporations will cause an economic and profit slowdown. However, we believe the odds favor just that, a slowdown, not a recession. The Russell 2000 Index, Wall Street jargon for the average U.S. company, has already discounted a recession. Should we avoid one, stocks will likely recover sharply.

      Our answer to the second question is also yes. U.S. economic weakness will have a negative impact on the rest of the world. But, we see some very positive signs as well. The Japanese are finally addressing their economic problems. Stimulation in Japan should buttress overall economic activity, particularly in Southeast Asia. The same applies to Euroland (the new name for the countries participating in European Monetary Union), where economic cooperation is supporting economic growth prospects. Moreover, part of the global economic disequilibrium we have been experiencing stems from the strong dollar. With the dollar weakening against the mark and the yen, some global economic balance should be restored.

McGwire

      Mark McGwire and Sammy Sosa's heroics put baseball back on the front pages. In places other than New York, Boston, Los Angeles and San Francisco, most people were more captivated by the historic home run record chase than what was occurring in the economy and the stock market. Will they continue to focus on the day-to-day elements that impact their lives and their own individual economic expectations? Job security, low inflation, low interest rates (resulting in much lower mortgage payments) and the prospects of reduced taxes should make most people feel relatively good.

Monica

      The histrionics associated with the President's current predicament have also taken center stage. Will the U.S. be in a position to provide moral leadership on such issues as nuclear armaments? (Most of us now understand Kashmir is not a sweater). Will President Clinton be able to energize the new Congress and focus on critical economic issues in a timely fashion? Will Robert Rubin and Alan Greenspan resign if Clinton is not in power?

      We have long maintained the view that a great democracy like ours has many flaws. But, the underpinnings of our system, being rooted in personal freedom and ownership of capital, will survive flaws and sometimes even flourish in the absence of credible leadership.

Meriwether

      We, like virtually everyone in the financial community, were surprised by the extent of leverage that an organization could accomplish and the extent of damage that leverage could have on the financial system. A shutdown in lending, so vital to both domestic and global growth, is occurring. We have a liquidity crisis, but one different than past "credit crunches." When asked how to become a millionaire, Warren Buffett quipped, "Start with $1 billion and buy an airline." We now offer our version, "Start with $1 billion and give it to a hedge fund manager who focuses on emerging market debt with leverage."

      While the first chapter is still being written on the Long Term Capital Management debacle, we will wait for the smoke to clear, the floor boards to be lifted and the foundation inspected before commenting further. However, we believe global cooperation will help curtail the damage.

Our Fund

      During periods of economic and financial market static, we always hit the squelch button and listen carefully for the long term message. We believe it is as clear today as it was when we formed the Fund in November 1993. Modern telecommunications systems are the most essential element for competing effectively on the global economic stage. Capital investment in these systems is not an option. It is a requirement for economic survival in the information age.

      This is not to say there will not be winners and losers across the broad industry spectrum. We have written extensively about convergence; the telephone, computer and television converging into one all purpose interactive tool. It is happening! We will also see segmentation. In some markets, the combination of telephone and cable television infrastructures will prevail. In other markets, technologically upgraded systems (digitally enhanced copper wire augmented with fiber optics) will allow dominant wireline franchises to go it alone. In still other markets, the wireless providers will win. Not all communications equipment companies will survive and prosper. All this competition is driven by an ever expanding global customer base demanding the best and most efficient telecommunications services. This competition will continue to fuel growth in the industry and should reward stock pickers able to distinguish between those companies that will move to the forefront and those that will be left behind.

Investment Geography

      In reviewing the performance of portfolio holdings this quarter, we finished with a geography lesson. In general, our U.S. and core country European investments performed well, with stocks like Ameritech, BellSouth, Century Telephone Enterprises, British Telecommunications, Deutsche Telekom and Tele Danmark near the top of our performance list. Our Asian holdings were a mixed bag, with Singapore Telecommunications and Hong Kong Telecommunications posting solid gains; Nippon Telegraph & Telephone and Telekom Malaysia treading water; and Japan Telecom and PT Telekomunikasi Indonesia sinking. Our Latin American investments were hit hard. Telecomunicacoes Brasileiras, Telerj, Telesp and CPT Telefonica del Peru were all near the bottom of our performance rankings. Our Canadian investments, including QuebecTel Group, British Columbia Telecom and Rogers Communications, also suffered.

      Telecommunications is a global growth industry. We believe the portfolio features very good companies from all over the world. However, short term performance will be impacted by the relative health of national stock markets and by shifting currency valuations. For example, the poor performance of our Latin American and Canadian investments this quarter has, in our opinion, more to do with rapidly falling stock markets and weakening currencies than any deterioration in these businesses. We are not in the business of trying to time global markets or speculating on currencies. We will be patient and tolerate disappointing short term performance resulting from the vicissitudes of the stock and currency markets, if we believe we have identified companies with excellent long term business and investment prospects.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of September 30, 1998.

AirTouch Communications Inc. (ATI - $57.00 - NYSE), based in San Francisco, is the world's largest wireless communications provider. With more than 32 million total venture customers in 13 countries, AirTouch and its partners serve more than ten percent of the world's wireless subscribers. In July, 1.2 million customers were added through international ventures. In the future, AirTouch will offer satellite communications through its interest in the Globalstar satellite system. Earnings in 1997, before acquisitions, almost doubled those in 1996. Cash flow should grow by about 25% in 1998. In April, the company completed the acquisition of MediaOne Group's (formerly US West Media Group) U.S. wireless interests in a deal valued at almost $6 billion.

Cablevision Systems Corp. (CVC - $43.1875 - AMEX), based in Woodbury, NY, is one of the nation's leading telecommunications and entertainment companies, with operations including high speed multimedia delivery, subscription cable television services, professional sports teams and national cable television program networks. Cablevision serves over 3.3 million cable customers primarily in three core media markets: New York, Boston and Cleveland. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost 24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Cable & Wireless plc (CWP - $27.4375 - NYSE), a United Kingdom-based company, is a global telecommunications company with interests in local telephone companies. Major subsidiaries include Hong Kong Telecommunications (HKT - $19.125 - NYSE) (54% owned) and the largest cable system operator in the U.K., the publicly traded U.K.-based company, Cable & Wireless Communications plc (CWZ - $33.125 -
NYSE) (53% owned). CWZ owns 100% of Mercury Communications, the second largest provider of telecom services in Britain, and is a majority stakeholder in Bell Cable Media, Nynex CableComms and Videotron Holdings plc. Hong Kong Telecom is the dominant telecom service provider in Hong Kong and remains the "crown jewel" of the CWP portfolio. Cable & Wireless has dramatically expanded its global Internet presence with its September 1998 $1.75 billion acquisition of Internet MCI.

Cellular Communications International Inc. (CCIL - $54.25 - Nasdaq) owns and operates cellular telephone systems in various markets. The company's principal line of business consists of its participation in a joint venture that owns 70% of Omnitel Pronto Italia SpA. Omnitel was awarded one of two national cellular licenses for Italy in March 1994. Since its service launch in December 1995, Omnitel has achieved network coverage comparable to that of Telecom Italia Mobile, the incumbent competitor, and attracted 4.8 million subscribers. CCIL has a net ownership of 10.3% of Omnitel.

Citizens Utilities Co. (CZN - $8.125 - NYSE) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $8.50 - Nasdaq) and has a significant investment in Centennial Cellular Corp. (CYCL - $32.00 - Nasdaq). In May, management authorized the separation of Citizen's telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Upon separation, the new company's telecommunications business will include Citizen's stake in Electric Lightwave, as well as its interest in Centennial Cellular, D&E Communications, Hungarian Telephone & Cable, cable television and other telecom businesses. The company's public services businesses, consisting of natural gas distribution, electric distribution, water distribution and wastewater treatment facilities in 10 states, will continue to trade as Citizens Utilities. This restructuring will be facilitated by the $215 million in cash the company should receive from its 16% stake in Centennial Cellular Corp. when Centennial's planned sale to Welsh, Carson, Anderson & Stowe VIII, L.P. is concluded.

Comcast Corp. (CMCSA - $46.625 - Nasdaq) is principally engaged in the operation of hybrid fiber-coaxial broadband cable networks, cellular and personal communications systems and the provision of content. The company's consolidated domestic cable operations served approximately 4.4 million subscribers as of year end 1997. Satellite-delivered video service is provided through the company's equity interest in Primestar Partners. Comcast provides cellular telephone communications services in markets with a population ("Pops") of more than 8.2 million, including the Philadelphia metropolitan area. Personal communications services ("PCS") are provided through the company's investment in Sprint Spectrum Holdings Company. Content is provided through the company's majority-owned subsidiaries: QVC, an electronic retailer, and E! Entertainment Television, as well as other investments, including Comcast SportsNet, The Golf Channel, The Speedvision Network and The Outdoor Life Network. Through QVC, the company markets a wide variety of products and is available, on a full and part time basis, to over 68 million homes in the U.S., over 6.5 million homes in the U.K. and over 9.5 million homes in Germany.

Europolitan Holdings AB (EURO.ST - $85.14 - Stockholm Stock Exchange) provides wireless telecom services in Sweden, a market that shows one of the highest penetration rates in the world with over 40% of the population subscribing to cellular service. AirTouch Communications (ATI - $57.00 - NYSE) holds a 51% stake in the company.

MediaOne Group Inc. (UMG - $44.4375 - NYSE), formerly US West Media Group, has finalized its split from the parent company US West. UMG is involved in domestic and international cable and telephony and international wireless communications. It is the third largest broadband cable company in the U.S. with over 5 million subscribers and 8 million homes passed. Its Directory and Informational business has been transferred to US West. MediaOne's strong financial position should allow the company to be one of the leaders in the upgrading of cable infrastructures. The Group has a variety of investment interests including 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc.

Rogers Cantel Mobile Communications Inc. (RCN - $7.6875 - NYSE) is Canada's largest wireless telecom company providing cellular, digital cellular, personal communications services ("PCS"), paging and wireless data services to over 1.5 million cellular/PCS subscribers and 250,000 paging customers.

The company maintains strategic partnerships with AT&T and Radio Shack Canada. The Canadian wireless industry is less competitive than the U.S. due to the smaller number of participants licensed in each market.

Southern New England Telecommunications Corp. (SNG - $78.125 - NYSE) is a holding company for Southern New England Telephone (SNET) which provides telephone services for most of Connecticut. SNET has had success in expanding into the long distance market in its home territory, gathering a 40% share of the long distance market in Connecticut. SBC Communications (SBC - $44.4375 -
NYSE) has agreed to acquire SNG for $4.26 billion in stock.

Sprint Corp. (FON - $72.00 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. The company has a promising national personal communications services ("PCS") and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. FON faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

TCI Ventures Group (TCIVA - $17.9375 - Nasdaq) is a portfolio of telecommunications investments essentially controlled by Dr. John Malone of Tele-Communications Inc. (TCOMA - $39.125 - Nasdaq). The company holds an 83% equity interest in Tele-Communications International (TINTA - $20.75 - Nasdaq) and has interests in telephony and programming businesses together with a 39% equity interest in United Video Satellite Group (UVSGA - $14.8125 - Nasdaq) and a 39% equity interest in @Home (ATHM - $47.875 - Nasdaq). The company is slated to be part of the transaction proposed by AT&T (T - $58.4375 - NYSE) to acquire all of the TCI group, whereupon TCIVA's shares will be converted into Liberty Media Group.

Tele-Communications Inc. (TCOMA - $39.125 - Nasdaq), one of the largest cable television operators in the U.S., is guided by Dr. John Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International (TINTA - $20.75 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. AT&T (T - $58.4375 - NYSE) has agreed to acquire TCI, offering 0.7757 AT&T shares for each TCOMA share.

Telecom Italia Mobile SpA (TIM.MI - $5.83 - Milan Stock Exchange), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off last July and began trading on the Milan stock exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with close to nine million GSM subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors Omnitel and Wind.

Telephone and Data Systems Inc. (TDS - $34.875 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.8 million customers in 35 states. The company was active in the PCS auctions and was the high bidder in markets with a combined population of 27 million. TDS owns 81.1% of United States Cellular Corp. (USM - $29.8125 - AMEX) and 82.4% of Aerial Communications (AERL - $3.6875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas encompassing approximately 27.6 million population equivalents. The transfer of substantially all of the assets of the company's subsidiary, American Paging, to TSR Wireless Holdings has been completed.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices. Ask our representatives about the advantage of converting to a Roth IRA before 1999.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

Conclusion

      Although performance was geographically uneven, global telecommunications stocks continued to deliver solid returns. We reiterate our belief that telecommunications will be one of the great global growth industries over the next decade and reaffirm our commitment to identifying and investing in the very best companies in this exciting business.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.


                                   Sincerely,


      /s/ Mario J. Gabelli, CFA                 /s/ Marc J.  Gabelli

      Mario J. Gabelli, CFA                     Marc J.  Gabelli
      Portfolio Manager and                     Associate Portfolio Manager
      Chief Investment Officer


October 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1998
                               ------------------

Telecom Italia Mobile SpA             Rogers Cantel Mobile Communications
Telephone and Data Systems Inc.       MediaOne Group Inc.
Cable & Wireless plc                  Europolitan Holdings AB
Tele-Communications Inc.              Telefonica de Espana
Southern New England Telecom.         Centennial Cellular Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- September 30, 1998 (Unaudited)
================================================================================

                                                                      Market
   Shares                                                              Value
   ------                                                              -----
             COMMON STOCKS - 86.2%
             Alternative Telecommunications Providers - 0.7%
     4,000   Colt Telecom Group plc+......................          $    136,000
    45,000   GST Telecommunications Inc.+.................               281,250
    18,000   ICG Communications Inc.+.....................               303,750
     4,000   Intermedia Communications Inc.+..............                98,250
     3,500   McLeodUSA Inc., Cl. A+.......................                76,563
     3,000   Startec Global Communications
                Corp.+....................................                20,625
    30,000   Suncom Telecommunications Inc.+..............                 6,900
     3,000   USN Communications Inc.+.....................                 4,125
                                                                    ------------
                                                                         927,463
                                                                    ------------
             Business Services - 0.3%
     2,000   EarthLink Network Inc.+......................                82,500
     1,000   IDT Corp.....................................                23,000
    20,000   R. H. Donnelley Corp.........................               247,500
                                                                    ------------
                                                                         353,000
                                                                    ------------
             Cable - 14.1%
    37,000   Adelphia Communications Corp., Cl. A+........             1,447,625
    35,700   Cable Michigan Inc.+.........................             1,240,575
    58,000   Cablevision Systems Corp., Cl. A+............             2,504,875
    70,000   Century Communications Corp., Cl. A+.........             1,671,250
    45,000   Comcast Corp., Cl. A.........................             2,098,125
    38,000   Comcast U.K. Cable Partners Ltd.+............               589,000
    10,000   General Cable plc, ADR+......................               195,625
     5,000   Le Groupe Videotron ltee.....................                52,416
     1,000   Media General Inc., Cl. A....................                38,750
    64,000   MediaOne Group Inc.+.........................             2,844,000
    23,000   NTL Inc.+....................................               989,000
   140,000   Rogers Communications Inc., Cl. B+...........               778,750
    82,932   TCI Ventures Group+..........................             1,487,593
    40,000   Tele-Communications Inc., Cl. A+.............             1,565,000
    30,000   Tele-Communications International
                Inc., Cl. A+..............................               622,500
    15,746   Telewest Communications plc, ADR+............               354,285
    80,000   United International Holdings
                Inc., Cl. A+..............................               775,000
                                                                    ------------
                                                                      19,254,369
                                                                    ------------
             Communications Equipment - 2.2%
   120,000   Champion Technology Holdings, ADR............                 8,820
     8,000   Ericsson (L.M.) Telephone Co., ADR...........               147,000
     5,500   Gemstar International Group Ltd.+............               255,063
     5,000   General Instrument Corp.+....................               108,125
     2,500   General Semiconductor Inc.+..................                15,000
     3,500   L - 3 Communications Holdings Inc.+..........               138,906
     6,000   Lucent Technologies Inc......................               414,375
     2,500   Motorola Inc.................................               106,719
     4,000   Nokia Corp., Cl. A, ADR......................               313,750
    27,000   Northern Telecom Ltd.........................               864,000
    10,000   Scientific - Atlanta Inc.....................               211,250
       500   Siemens AG, ADR..............................                27,612
   100,000   Time Engineering Berhad+.....................                21,711
    15,000   TNT Post Group NV, ADR.......................               374,062
                                                                    ------------
                                                                       3,006,393
                                                                    ------------
             Equipment and Supplies - 1.2%
     5,000   AMP Inc......................................               178,750
    20,000   Berg Electronics Corp........................               692,500
    10,000   BetzDearborn Inc.............................               691,250
                                                                    ------------
                                                                       1,562,500
                                                                    ------------
             Entertainment - 0.8%
    23,462   Ascent Entertainment Group Inc.+.............               187,696
     8,000   GC Companies Inc.+...........................               309,000
     6,000   Metromedia International Group Inc.+.........                23,250
     8,000   Tele-Communications Inc./
                Liberty Media Group, Cl. A+...............               293,500
     2,000   Time Warner Inc..............................               175,125
     1,000   Viacom Inc., Cl. A+..........................                57,500
                                                                    ------------
                                                                       1,046,071
                                                                    ------------
             Long Distance Telephone Providers - 5.0%
    28,377   AT&T Corp....................................             1,658,280
    25,000   Call-Net Enterprises Inc.+...................               171,991
       260   DDI Corp.....................................               580,664
     4,000   Esprit Telecom Group plc+....................               104,000
    68,000   General Communication Inc., Cl. A+...........               250,750
     8,000   Kokusai Denshin Denwa Co. Ltd................               249,780
     8,975   MCI WorldCom Inc.............................               438,653
     8,000   MIDCOM Communications Inc.+..................                    88
    74,000   PLD Telekom Inc.+............................               124,875
    58,000   Philippine Long Distance Telephone Co........             1,174,500
     5,830   Qwest Communications
                International Inc.+.......................               182,552
    20,000   Sprint Corp..................................             1,439,999
     8,000   Teleglobe Inc................................               208,879
     2,000   Telegroup Inc.+..............................                11,500
    22,500   Viatel Inc.+.................................               239,063
                                                                    ------------
                                                                       6,835,574
                                                                    ------------
             Publishing - 0.2%
     8,000   News Corp. Ltd., ADR.........................               205,000
   100,000   Seat - Pagine Gialle SpA.....................                73,406
                                                                    ------------
                                                                         278,406
                                                                    ------------

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                                      Market
   Shares                                                              Value
   ------                                                              -----
             COMMON STOCKS (Continued)
             Regional and Local Telephone Providers - 15.6%
    53,200   Aliant Communications Inc....................          $  1,316,700
     2,000   Allegiance Telecom Inc.......................                16,750
    22,000   Alltel Corp..................................             1,042,250
    44,000   Ameritech Corp...............................             2,084,500
    15,200   Atlantic Tele-Network Inc.+..................               125,400
    10,608   Bell Atlantic Corp...........................               513,825
    27,000   BellSouth Corp...............................             2,031,750
    18,000   Bruncor Inc..................................               194,595
    42,000   Cincinnati Bell Inc..........................             1,092,000
    50,000   Commonwealth Telephone
                Enterprises Inc.+.........................             1,196,875
    40,500   Commonwealth Telephone
                Enterprises Inc., Cl. B+..................             1,063,125
       500   Companhia Riograndense de
                Telecomunicacoes..........................                   154
    10,000   CoreComm Ltd.................................               108,750
     7,000   E.Spire Communications Inc.+.................                63,000
     5,000   Electric Lightwave Inc., Cl. A+..............                42,500
   150,000   First Pacific Co. Ltd........................                44,041
    10,000   First Pacific Co. Ltd., ADR..................                14,680
    73,000   Frontier Corp................................             1,998,375
     1,000   Global Telesystems Group Inc.................                33,750
    33,000   GTE Corp.....................................             1,815,000
    30,000   Island Telecom Inc...........................               427,520
    19,000   Maritime Telegraph and Telephone
                Company Ltd...............................               385,915
       300   MetroNet Communications
                Corp., Cl. B..............................                 5,363
    12,000   NewTel Enterprises Ltd.......................               228,011
     4,000   Peoples Telephone Company Inc.+..............                10,500
    20,000   QuebecTel Group Inc..........................               198,527
    94,000   RCN Corp.+...................................             1,221,999
    10,000   SBC Communications Inc.......................               444,375
    40,000   Southern New England
                Telecommunications Corp...................             3,125,000
    10,000   Telus Corp...................................               197,871
     4,000   US West Inc..................................               209,750
                                                                    ------------
                                                                      21,252,851
                                                                    ------------
             Satellite - 3.3%
     3,000   American Mobile Satellite Corp.+.............                15,750
       500   Asia Satellite Telecommunications
                Holdings Ltd..............................                 6,313
     1,000   British Sky Broadcasting Group, ADR..........                52,188
    60,000   COMSAT Corp..................................             2,115,000
     6,000   Echostar Communications Corp., Cl. A+........               144,000
     5,000   General Motors Corp., Cl. H..................               184,063
    16,000   Globalstar Telecommunications+...............               185,000
    21,500   Iridium World Communications Ltd.+...........               822,375
    24,000   Loral Space & Communications Ltd.+...........               353,999
     2,000   Pathe SA.....................................               374,679
     8,000   PT Indonesia Satellite, ADR..................                42,500
    50,000   TCI Satellite Entertainment Inc., Cl. A+.....               143,750
    10,000   U.S. Satellite Broadcasting Co.+.............                70,625
                                                                    ------------
                                                                       4,510,242
                                                                    ------------
             Telecommunications - 0.2%
    12,500   Great Nordic Store...........................               328,481
                                                                    ------------
             Telephone Networks - 20.9%
    87,000   BC Telecom Inc...............................             2,052,097
    75,000   BCE Inc......................................             2,095,312
     3,000   BHI Corp.+...................................                78,000
     1,000   British Telecommunications plc, ADR..........               133,063
    30,000   Cable & Wireless Communications plc,
                ADR+......................................               993,750
 8,000,000   Cable & Wireless Jamaica Ltd.................               410,731
   115,000   Cable & Wireless plc, ADR....................             3,119,374
   156,162   Citizens Utilities Co., Cl. B+...............             1,268,820
    65,000   Compania de Telecomunicaciones
                de Chile SA, ADR..........................             1,243,125
   500,000   CPT Telefonica del Peru, Cl. B...............               622,239
     1,000   CPT Telefonica del Peru, Cl. B, ADR..........                12,250
    16,000   Deutsche Telekom AG..........................               471,000
     2,000   France Telecom SA............................               117,500
     4,207   Hellenic Telecommunications
                Organization SA (OTE).....................               100,791
    15,000   Hong Kong Telecommunications
                Ltd., ADR.................................               286,875
     2,000   Hungarian Telephone & Cable Corp.+...........                 8,625
        60   Japan Telecom Co. Ltd........................               361,446
    15,000   Koninklijke PTT Nederland NV, ADR............               450,000
       500   Matav, ADR...................................                10,844
       167   Nippon Telegraph & Telephone Corp............             1,220,724
    10,000   Nippon Telegraph & Telephone
                Corp., ADR................................               366,250
       800   Pakistan Telecommunications, GDR (a).........                36,400
    12,000   Portugal Telecom SA, ADR.....................               432,000
    16,000   PT Telekomunikasi Indonesia..................                47,000
     3,000   Rostelecom, ADR..............................                 6,000
    20,000   Singapore Telecommunications Ltd.............                33,478
     8,000   Tele Danmark A/S, ADR........................               385,000
    36,000   Telecom Argentina Stet - France
                Telecom SA, ADR...........................             1,068,750
 1,000,000   Telecom Asia Corp.+..........................               252,972
    21,000   Telecom Corporation of New Zealand
                Ltd., ADR.................................               632,625
   194,444   Telecom Italia SpA...........................             1,338,498
    20,500   Telecom Italia SpA, ADR......................             1,373,500

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                                      Market
   Shares                                                              Value
   ------                                                              -----
             COMMON STOCKS (Continued)
             Telephone Networks (Continued)
    23,000   Telecomunicacoes Brasileiras SA
                (Telebras), ADR...........................          $  1,587,000
   938,570   Telecomunicacoes de Sao Paulo
                SA (Telesp)+..............................                97,401
    40,000   Telefonica de Argentina SA, ADR..............             1,177,500
    24,000   Telefonica de Espana, ADR....................             2,590,499
    32,000   Telefonos de Mexico SA, Cl. L, ADR...........             1,416,000
   300,000   Telekom Malaysia Berhad (b)..................               473,686
       600   Telstra Corp. Ltd., ADR (a)..................                33,375
     8,075   Thai Telephone & Telecom, GDR+ (a)...........                 2,518
     3,000   Veba AG......................................               156,161
                                                                    ------------
                                                                      28,563,179
                                                                    ------------
             Wireless Communications - 21.7%
    40,000   ABC Communications Holdings Ltd..............                 5,472
   130,000   Aerial Communications Inc.+..................               479,375
    40,000   AirTouch Communications Inc.+................             2,280,000
    28,400   Associated Group Inc., Cl. A+................               937,200
    32,000   Associated Group Inc., Cl. B+................             1,008,000
    15,000   BCE Mobile Communications Inc.+..............               348,896
       500   Bouygues Group...............................                90,547
    28,000   Cellular Communications
                International Inc.+.......................             1,519,000
    10,000   Cellular Communications of
                Puerto Rico Inc.+.........................               116,250
    80,000   Centennial Cellular Corp., Cl. A+............             2,560,000
    30,000   Century Telephone Enterprises Inc............             1,417,500
     2,000   Clearnet Communications Inc., Cl. A+.........                15,750
     2,190   CommNet Cellular Inc.+.......................                24,090
    35,000   CP Pokphand, ADR.............................                19,761
     5,300   Easycall Group+..............................                   267
    33,000   Europolitan Holdings AB......................             2,809,487
    35,000   Grupo Iusacell SA, Ser. D, ADR+..............               162,969
    26,000   Himachal Futuristic (a)......................                16,780
    24,000   Jasmine International........................                 8,196
    25,000   Mannesmann AG................................             2,288,564
     1,500   Metrocall Inc.+..............................                 7,125
     9,789   NEXTEL Communications Inc., Cl. A+...........               197,615
    15,000   Omnipoint Corp.+.............................               111,563
    39,062   Price Communications Corp.+..................               305,172
   135,000   Rogers Cantel Mobile
                Communications Inc., Cl. B+...............             1,037,813
     1,000   Rural Cellular Corp., Cl. A+.................                12,000
    70,000   Securicor Group plc..........................               453,528
     5,000   SkyTel Communications Inc.+..................                90,625
    80,000   Technology Resources Industries..............                25,474
       500   Telecel-Comunicacaoes Pessoais SA............                64,557
   500,000   Telecom Italia Mobile SpA....................             2,913,552
   145,100   Telephone and Data Systems Inc...............             5,060,362
   938,570   Telesp Celular SA+...........................                23,756
     4,000   Teligent Inc., Cl. A+........................               110,000
     2,000   Thyssen AG...................................               340,921
    20,000   Total Access Communications plc+.............                13,300
    22,000   United States Cellular Corp.+................               655,875
    34,000   Vanguard Cellular Systems Inc., Cl. A+.......               646,000
     4,000   Vimpel Communications+.......................                21,000
    14,000   Vodafone Group plc, ADR......................             1,578,500
                                                                    ------------
                                                                      29,776,842
                                                                    ------------
             TOTAL COMMON STOCKS..........................           117,695,371
                                                                    ------------
             CONVERTIBLE PREFERRED STOCKS - 2.5%
             Cable - 1.2% 18,000 Tele-Communications Inc.
                6.00% Cv. Pfd., Ser. E....................             1,683,000
                                                                    ------------
             Entertainment - 0.0%
     1,000   Metromedia International Group Inc.
                7.25% Cv. Pfd.............................                22,750
                                                                    ------------
             Long Distance Telephone Providers - 0.6%
    12,000   Sprint Corp.
                8.25% Cv. Pfd.............................               810,000
                                                                    ------------
             Telephone Networks - 0.3%
     9,700   Philippine Long Distance Telephone Co.
                7.00% Cv. Pfd., Ser. III..................               378,300
                                                                    ------------
             Wireless Communications - 0.4%
     3,000   AirTouch Communications Inc.
                4.25% Cv. Pfd., Cl. C.....................               244,500
     5,000   AirTouch Communications Inc.
                6.00% Cv. Pfd., Cl. B.....................               235,000
                                                                    ------------
                                                                         479,500
                                                                    ------------
             TOTAL CONVERTIBLE
                PREFERRED STOCKS..........................             3,373,550
                                                                    ------------
             PREFERRED STOCKS - 0.2%
             Regional and Local Telephone Providers - 0.0%
       500   Telecomunicacoes do Parana...................                    82
                                                                    ------------
             Telephone Networks - 0.1%
 3,355,677   Telecomunicacoes de Rio de Janeiro
                SA (Telerj) Pfd...........................                98,300
    40,900   Telecomunicacoes de Sao Paulo
                SA (Telesp) Pfd...........................                 5,935
                                                                    ------------
                                                                         104,235
                                                                    ------------
             Wireless Communications - 0.1%
     3,000   SkyTel Communications Inc.
                $2.25 Cv. Pfd.............................                84,750
 3,355,677   Telerj Celular SA Pfd., Cl . B+..............                72,479
    40,900   Telesp Celular SA Pfd., Cl. B+...............                 1,743
                                                                    ------------
                                                                         158,972
                                                                    ------------
             TOTAL PREFERRED STOCKS.......................               263,289
                                                                    ------------

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                                      Market
   Shares                                                              Value
   ------                                                              -----
              RIGHTS - 0.0%
              Regional and Local Telephone Providers - 0.0%
     18,100   Commonwealth Telephone
                 Enterprises Inc...........................         $     52,038
                                                                    ------------

   Principal
    Amount
    ------
              CONVERTIBLE CORPORATE BONDS - 0.6%
              Telephone Networks - 0.4%
$ 1,000,000   Telekom Malaysia Berhad Sub. Deb. Cv.
                 4.00%, 10/03/04 (a).......................              533,750
                                                                    ------------
              Wireless Communications - 0.2%
    250,000   Technology Resources Industries
                 Sub. Deb. Cv.
                 2.75%, 11/28/04 (a).......................              227,500
                                                                    ------------
              TOTAL CONVERTIBLE
                 CORPORATE BONDS...........................              761,250
                                                                    ------------
              U.S. GOVERNMENT OBLIGATIONS - 10.1%
 12,949,961   U.S. Treasury Bills ,
                 4.02% to 4.97%++,
                 due 10/15/98 to 12/24/98..................           13,818,146
                                                                    ------------
              TOTAL INVESTMENTS - 99.6%
                 (Cost $102,478,215).......................          135,963,644
              Other Assets and
                 Liabilities (Net) - 0.4%..................              517,336
                                                                    ------------
              NET ASSETS - 100.0%
                 (9,425,048 shares outstanding)............         $136,480,980
                                                                    ============
              NET ASSET VALUE,
                 Offering and Redemption
                 Price Per Share...........................              $ 14.48
                                                                         =======

                                                                     Net
 Principal                                       Expiration      Unrealized
  Amount                                            Date        Depreciation
  ------                                            ----        ------------

FORWARD FOREIGN EXCHANGE CONTRACTS
3,000,000(c)   Sold Hong Kong Dollars
                  in exchange for
                  USD 373,948 ................     02/26/98         $(7,518)

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the market value of Rule 144A securities amounted to $850,323 or 0.6% of net assets.
(b)   Security fair valued as determined by the Board of Directors.
(c)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                           Karl Otto Pohl
Chairman and Chief                              Former President
Investment Officer                              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                             Werner J. Roeder, MD
Former Senior Vice President                    Director of Surgery
Dollar Dry Dock Savings Bank                    Lawrence Hospital

Anthony J. Colavita                             Anthonie C. van Ekris
Attorney-at-Law                                 Managing Director
Anthony J. Colavita, P.C.                       BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company,Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                           Marc J. Gabelli
President and Chief                             Associate Portfolio Manager
Investment Officer

Bruce N. Alpert                                 James E. McKee
Vice President and Treasurer                    Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------